EQUITY ISSUANCE	3 Months Ended
Mar. 31, 2026
Stockholders' Equity Note [Abstract]
EQUITY ISSUANCE

NOTE 7: - EQUITY ISSUANCE

a.	On February 12, 2025, the Company issued a total of 28,776,978 ordinary shares of no-par value and 23,021,582 warrants to purchase one ordinary share, at an offering price of $1.39 per unit (each unit consisting of one ordinary share and eight tenths of a warrant), for a total consideration of $37,289, net of placement agent fees and other issuance costs of $2,711. The warrants are immediately exercisable at $1.69 per share and will expire five years from the date of issuance. The warrants were classified as equity in the Company’s interim consolidated financial statements.

b.	On August 13, 2025, the Company entered into an Open Market Sale Agreement (the “Sales Agreement”) with a sales agent. In accordance with the terms of the Sales Agreement, the Company may offer and sell its ordinary shares from time to time through the sales agent, having an aggregate offering price of up to $75,000. The Sales Agreement is subject to certain limitations on the number of shares to be sold in any single day and any minimum price below sales may not be made.

During the three months ended March 31, 2026, the Company issued 6,163,432 ordinary shares of no-par value under the Sales Agreement for a total consideration of $4,158, net of sales agent fees and other issuance costs of $221.